CRF

                                  CORNERSTONE
                                STRATEGIC RETURN
                                   FUND, INC.

                               ==================
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000
                               ==================

CORNERSTONE STRATEGIC RETURN FUND, INC.
LETTER TO SHAREHOLDERS
================================================================================

                                                                 August 18, 2000

Dear Fellow Shareholders:

We are pleased to report on the investment performance and activities of the Cornerstone Strategic Return Fund, Inc., formerly The Central European Value Fund, Inc., for the period from January 1, 2000 through June 30, 2000. The net asset value of the Fund increased +2.8% through the first half of 2000 substantially outperforming the Central European Stock Index (CESI) which declined -8.7% in $US terms. However, with the Fund in transition, the price declined and the discount widened to -19.5% at June 30, 2000. We believe that this discount is moderate as investors better understand the benefits of the Fund's direction.

It is incumbent on the Board to continually evaluate the operations of the Fund in the process of achieving its objectives and to offer proactive direction and oversight. This evaluation process has been continuing for years and has resulted in change in the investment focus before. The Fund began as the Czech Republic Fund and operated under that focus for some years. On February 20, 1998, acting on the Board of Directors' recommendation, shareholders approved a change in the Fund's investment mandate to permit greater access to investment opportunities by expanding the investment flexibility to broader European exposure. Prompted by changing opportunities in the Fund's former area of investments and the departure of PIMCO Advisors as Investment Manager and OpCap Advisors as Investment Adviser, shareholders were asked to approve further changes to allow investments in both U.S. and non-U.S. securities. As you can see in the voting results included in this report, shareholders overwhelmingly endorsed these changes at the Annual Meeting held on June 27, 2000.

The Fund has continued to fulfill its commitment to repurchase its own shares whenever they trade at more than a nominal discount. Through the first six months of the year, the Fund has purchased 642,600 shares at an average discount of 22.34%. These share repurchases are beneficial to shareholders because they allow the Fund to purchase its own portfolio at a discount, thus increasing the net asset value per share of the remaining shares. As of June 30, 2000 they have added $.36 to the net asset value per share. In addition, they provide liquidity for those shareholders wishing to sell their position.

The Board of Directors and its Chairman are committed to the goal of long-term capital appreciation. We are confident that the direction being taken as the Fund transitions into its new investment focus is the right one to achieve this goal. We know that you have a choice and we appreciate the trust you have placed in us by choosing this Fund. Thank you for your continued support and confidence.

Sincerely,

/S/SIGNATURE
Ralph W. Bradshaw
Chairman

CORNERSTONE STRATEGIC RETURN FUND, INC.
OVERVIEW                                                           JUNE 30, 2000
================================================================================

PORTFOLIO REVIEW:

During the quarter ending on June 30, 2000, the portfolio prepared for its transition from a fund that concentrated its investments primarily in Central Europe to one that would follow a global investment philosophy. At the annual shareholders meeting held on Tuesday, June 27, 2000, shareholders approved the change in the Fund's investment policy to focus chiefly on securities of US and non-US issuers.

Clemente Capital, Inc., started to serve as the investment adviser of the Fund on April 1, 2000.

MARKET AND PORTFOLIO PERFORMANCE

The quarter was a difficult period for the Fund as the benchmark, the Central European Stock Index, declined by 17.44% in US dollars. The Fund managed to outperform the index, but still declined by 9.69%, helped partly by a higher cash position. The weak market performance is attributable to profit taking after the strong performance in the previous six-month period, as well as general weakness in markets around the globe, particularly with Technology-Media-Telecommunication stocks, which were over represented in the Fund.

Immediately upon the approval of the new investment policy, the Fund purchased US securities and non-US ADRs. From a weighting of 86.9% in Central European stocks on March 31, 2000, the Fund's asset allocation at the end of the June quarter was: US-47.1%, non-US ADRs-14.0%, Central Europe-24.2%, and liabilities in excess of other assets (40.8%). The aggressive shift to reflect the new policy continued into the beginning of the third quarter. Our new benchmark is the S&P 500.

Sincerely,

/S/SIGNATURE
Leopoldo M. Clemente, Jr.
Portfolio Manager
Clemente Capital, Inc.

CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)                                JUNE 30, 2000
================================================================================

SHARES                                                                VALUE
--------------------------------------------------------------------------------
           EQUITIES - 85.3%
           CANADA - 2.0%
           COMMUNICATION SERVICES -  2.0%
   21,000  Nortel Networks Corporation ..........................  $1,433,250
                                                                   ----------
           Total Canada (cost - $1,428,300) .....................   1,433,250
                                                                   ----------
           CZECH REPUBLIC - 9.2%
           COMMUNICATION SERVICES - 4.9%
   30,000  Ceske Radiokomunikace GDR * ..........................   1,335,000
  130,000  Cesky Telecom ........................................   2,200,204
                                                                   ----------
                                                                    3,535,204
                                                                   ----------
           CONSUMER CYCLICALS - 0.5%
  72,800   Bonton(a) * ..........................................     338,450
                                                                   ----------
           CONSUMER STAPLES - 1.8%
   8,350   Tabak ................................................   1,301,462
                                                                   ----------
           FINANCE - 0.7%
  98,500   Ceska Sporitelna * ...................................     530,723
                                                                   ----------
           UTILITIES - 1.3%
 350,000   Ceske Energeticke Zavody * ...........................     926,448
                                                                   ----------
           Total Czech Republic  (cost - $7,107,270) ............   6,632,287
                                                                   ----------
           FINLAND - 2.5%
           TECHNOLOGY - 2.5%
  36,000   Nokia Corporation ADR ................................   1,797,750
                                                                   ----------
           Total Finland  (cost - $1,799,150) ...................   1,797,750
                                                                   ----------
           FRANCE - 5.1%
           CONSUMER STAPLES - 2.6%
  68,000   Groupe Danone ADR ....................................   1,831,750
                                                                   ----------
           FINANCE - 2.5%
  23,000   AXA ADR ..............................................   1,829,938
                                                                   ----------
           Total France (cost - $3,619,812) .....................   3,661,688
                                                                   ----------
           HUNGARY  - 8.5%
           BASIC MATERIALS - 1.1%
  25,000   BorsodChem  GDR ......................................     775,000
                                                                   ----------
           COMMUNICATION SERVICES - 4.3%
  89,900   Magyar Tavkozlesi ADR ................................   3,095,931
                                                                   ----------
           FINANCE - 1.1%
  15,000   Orszagos Takarekpenztar es Kereskedelmi (OTP) Bank ...     783,852
                                                                   ----------

CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)                    JUNE 30, 2000
================================================================================

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
           EQUITIES (CONTINUED)
           HUNGARY (CONTINUED)
           HEALTHCARE - 2.0%
  10,000   Egis Gyogyszergyar ................................   $   419,526
  19,000   Gedeon Richter GDR ................................     1,026,000
                                                                 -----------
                                                                   1,445,526
                                                                 -----------
           Total Hungary (cost - $4,796,400) .................     6,100,309
                                                                 -----------
           JAPAN - 2.3%
           COMMUNICATIONS SERVICES - 2.3%
  25,000   Nippon Telegraph and Telephone ADR ................     1,709,375
                                                                 -----------
           Total Japan (cost - $1,706,812) ...................     1,709,375
                                                                 -----------
           POLAND  - 6.5%
           COMMUNICATION SERVICES - 5.0%
  45,000   Agora GDR * .......................................     1,147,500
  75,627   Elektrim * ........................................       868,397
 225,000   Telekomunikacja Polska GDR ........................     1,569,375
                                                                 -----------
                                                                   3,585,272
                                                                 -----------
           CONSUMER CYCLICALS - 0.2%
  14,421   Orbis * ...........................................       112,602
                                                                 -----------
           FINANCE - 1.3%
  13,000   BRE Bank ..........................................       403,041
  24,750   Powszechny Bank Kredytowy .........................       560,433
                                                                 -----------
                                                                     963,474
                                                                 -----------
           Total Poland (cost - $3,698,539) ..................     4,661,348
                                                                 -----------
           SWEDEN - 2.1%
           TECHNOLOGY - 2.1%
  75,000   Ericsson LM ADR ...................................     1,500,000
                                                                 -----------
           Total Sweden (cost - $1,484,064) ..................     1,500,000
                                                                 -----------
           UNITED STATES - 47.1%
           CAPITAL GOODS - 2.9%
  40,000   General Electric Company ..........................     2,120,000
                                                                 -----------
           CONSUMER CYCLICALS - 5.6%
  38,000   Home Depot Incorporated ...........................     1,897,625
  28,000   Time Warner Incorporated ..........................     2,128,000
                                                                 -----------
                                                                   4,025,625
                                                                 -----------

CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)                    JUNE 30, 2000
================================================================================

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
           EQUITIES (CONTINUED)
           UNITEDSTATES (CONTINUED)
           ENERGY - 2.9%
  44,000   Halliburton Company ................................   $2,076,250
                                                                 -----------
           FINANCE - 5.2%
  15,000   American International Group .......................    1,762,500
  33,000   Citigroup Incorporated .............................    1,988,250
                                                                 -----------
                                                                   3,750,750
                                                                 -----------
           HEALTHCARE - 11.2%
  19,000   Johnson & Johnson ..................................    1,935,625
  38,000   Medtronic Incorporated .............................    1,892,875
  27,000   Merck & Company Incorporated .......................    2,068,875
  45,000   Pfizer Incorporated ................................    2,160,000
                                                                 -----------
                                                                   8,057,375
                                                                 -----------
           TECHNOLOGY - 17.2%
  35,000   American Online Incorporated * .....................    1,846,250
  21,000   Analog Devices * ...................................    1,596,000
  34,000   Automatic Data Processing Incorporated .............    1,821,125
  29,000   Cisco Systems Incorporated * .......................    1,843,312
  20,000   EMC Corporation * ..................................    1,538,750
  13,000   Intel Corporation ..................................    1,737,938
  25,000   Microsoft Corporation * ............................    2,000,000
                                                                 -----------
                                                                  12,383,375
                                                                 -----------
           UTILITIES  - 2.1%
  33,000   AES Corporation * ..................................    1,505,625
                                                                 -----------
           Total United States (cost - $33,436,064) ...........   33,919,000
                                                                 -----------
           Total Equities (cost- $59,076,411) .................   61,415,007
                                                                 -----------
 PRINCIPAL
  AMOUNT
  $(000)
---------
           SHORT TERM OBLIGATIONS - 55.5%
           REPURCHASE AGREEMENT - 41.6%
  29,918   State Street Repurchase Agreement 5.25% due 07/03/2000
           (Collateral $16,795,000 U.S. Treasury Bill 5.25% due 02/15/29;
           $15,280,000 FNMA 5.8% due 03/15/02; Total Market Value of
           Collateral $29,920,313)
           (cost - $29,918,000) ................................  29,918,000
                                                                 -----------

CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS (CONCLUDED) (UNAUDITED)                    JUNE 30, 2000
================================================================================

 PRINCIPAL
  AMOUNT
  $(000)                                                               VALUE
--------------------------------------------------------------------------------
           SHORT TERM OBLIGATIONS (CONTINUED)
           U.S. GOVERNMENT AGENCY NOTES - 13.9%
  10,000   United States Treasury Bills 5. 01% due 07/06/2000 - 13.9%
           (cost - $9,993,055) ............................         $ 9,993,055
                                                                    ------------
           Total Short Term Obligations (cost- $39,911,055)          39,911,055
                                                                    ------------
           Total Investments (cost -  $98,987,466) (b). ...  140.8% 101,326,062
           Liabilities in excess of other assets ..........  (40.8%)(29,352,622)
                                                             ------ ------------
           Net Assets .....................................  100.0% $71,973,440
                                                             ------ ------------
                                                             ------ ------------




-----------
* NON-INCOME PRODUCING

(A) FAIR VALUED, TOTALING $338,450 OR 0.5% OF NET ASSETS.

(B) THE COST BASIS OF PORTFOLIO SECURITIES FOR FEDERAL INCOME TAX PURPOSES IS $98,987,466. AGGREGATE GROSS UNREALIZED APPRECIATION FOR SECURITIES IN WHICH THERE IS AN EXCESS OF VALUE OVER TAX COST IS $4,210,896, AGGREGATE GROSS UNREALIZED DEPRECIATION FOR SECURITIES IN WHICH THERE IS AN EXCESS OF TAX COST OVER THE VALUE IS $1,872,300, AND THE NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES IS $2,338,596.

ADR AMERICAN DEPOSITARY RECEIPT

GDR GLOBAL DEPOSITARY RECEIPT

See Accompanying Notes to Financial Statements

CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                    JUNE 30, 2000
================================================================================

ASSETS
Investments, at value (cost-- $98,987,466) ...................   $101,326,062
Cash (including foreign currency of $428,017
  with a cost of $425,862) ...................................        892,021
Foreign withholding taxes reclaimable ........................         10,984
Dividends receivable .........................................         54,480
Interest receivable ..........................................          4,363
Receivable for investments sold ..............................      4,494,674
Prepaid expenses and other assets ............................          8,130
                                                                 ------------
     Total Assets ............................................    106,790,714
                                                                 ------------
LIABILITIES
Payable for Fund shares repurchased ..........................         97,984
Payable for investments purchased ............................     34,521,165
Investment management fee payable ............................         59,778
Administration fee payable ...................................          4,182
Other payables and accrued expenses ..........................        134,165
                                                                 ------------
     Total Liabilities .......................................     34,817,274
                                                                 ------------
Total Net Assets .............................................    $71,973,440
                                                                 ------------
                                                                 ------------
COMPOSITION OF NET ASSETS:
Capital stock, $0.001 par value; 5,878,047 shares issued
  (100,000,000 shares authorized) ............................         $5,878
Paid-in capital in excess of par .............................     74,893,468
Cost of 727,760 shares held in treasury stock ................     (7,619,682)
Accumulated net investment loss ..............................       (364,470)
Accumulated net realized gain on investments .................      2,685,184
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currency ............      2,373,062
                                                                 ------------
Total Net Assets .............................................    $71,973,440
                                                                 ------------
                                                                 ------------
Shares Outstanding ...........................................      5,150,287
                                                                 ------------
Net Asset Value Per Share ($71,973,440/5,150,287) ............         $13.97
                                                                 ------------
                                                                 ------------

                                  See Accompanying Notes to Financial Statements

CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)       FOR THE SIX MONTHS ENDED JUNE 30, 2000
================================================================================

INVESTMENT INCOME:
Interest .............................................................    $531,805
Dividends (net of foreign withholding taxes of $87,830) ..............     481,800
                                                                        ----------
     Total investment income .........................................   1,013,605
                                                                        ----------
EXPENSES:
Investment management fee ............................................     411,352
Legal fees ...........................................................     138,883
Custodian fees .......................................................      98,732
Administration fees ..................................................      69,223
Directors' fees & expenses ...........................................      60,781
Reports and notices to shareholders ..................................      36,388
Transfer agent fees ..................................................      34,794
Insurance expense ....................................................      20,796
Auditing and tax service fees ........................................      15,840
Miscellaneous ........................................................      10,433
Interest expense .....................................................       9,203
New York Stock Exchange listing fee ..................................       8,041
                                                                        ----------
     Total expenses ..................................................     914,466
         Less: expense offset ........................................      (1,643)
                                                                        ----------
         Net expenses ................................................     912,823
                                                                        ----------
         Net investment income .......................................     100,782
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
     Investments .....................................................   4,620,415
     Foreign currency transactions ...................................    (729,800)
Net change in unrealized appreciation/depreciation on investments and other assets and liabilities denominated in foreign currency. .....  (3,974,828)
                                                                        ----------
     Net realized and unrealized loss on investments and foreign
         currency transactions. ......................................     (84,213)
                                                                        ----------
     Net increase in net assets from investment operations ...........     $16,569
                                                                        ----------
                                                                        ----------

See Accompanying Notes to Financial Statements

CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                    FOR THE SIX    FOR THE PERIOD
                                                                   MONTHS ENDED         FROM
                                                                     JUNE 30,     SEPTEMBER 1, 1999     FOR THE
                                                                       2000              TO           YEAR ENDED
                                                                    (UNAUDITED)   DECEMBER 31, 1999 AUGUST 31, 1999
                                                                   ------------   ----------------- ---------------
OPERATIONS:
Net investment income (loss) ....................................     $100,782         ($329,292)      $1,445,990
Net realized gain on investments and foreign
   currency transactions ........................................    3,890,615            82,756       (1,317,794)
Net change in unrealized appreciation/depreciation
   on investments and other assets and liabilities
   denominated in foreign currency ..............................   (3,974,828)        1,400,018       14,034,023
                                                                   -----------       -----------      -----------
         Net increase in net assets resulting
            from operations .....................................       16,569         1,153,482       14,162,219
                                                                   -----------       -----------      -----------
DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income ...........................................           --                --       (1,376,063)
Net realized gain on investments ................................           --                --       (3,908,901)
Paid-in capital in excess of par ................................           --                --         (581,327)
                                                                   -----------       -----------      -----------
     Total dividends and distribution to shareholders ...........           --                --       (5,866,291)
                                                                   -----------       -----------      -----------
CAPITAL SHARE TRANSACTIONS:
Cost of Fund shares repurchased (642,060 shares and
   85,700 shares, respectively) .................................   (6,765,860)         (853,822)              --
                                                                   -----------       -----------      -----------
Net decrease in net assets resulting from
   capital share transactions ...................................   (6,765,860)         (853,822)             --
                                                                   -----------       -----------      -----------
         Total increase (decrease) in net assets ................   (6,749,291)          299,660        8,295,928
                                                                   -----------       -----------      -----------
NET ASSETS
Beginning of period .............................................   78,722,731        78,423,071       70,127,143
                                                                   -----------       -----------      -----------
End of period ...................................................  $71,973,440       $78,722,731      $78,423,071
                                                                   -----------       -----------      -----------
                                                                   -----------       -----------      -----------

                                  See Accompanying Notes to Financial Statements

CORNERSTONE STRATEGIC RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
                                                                   JUNE 30, 2000
================================================================================

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                         FOR THE
                                                                     SIX MONTHS ENDED       FOR THE PERIOD
                                                                      JUNE 30, 2000        SEPTEMBER 1, 1999
                                                                       (UNAUDITED)     TO DECEMBER 31, 1999 (1)
                                                                    -----------------  -----------------------
Net asset value, beginning of period ..............................     $13.59                $13.34
                                                                        -------               -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss). .....................................       0.02                 (0.06)(2)
Net realized and unrealized gain (loss) on investments, forward
   foreign currency contracts and foreign currency transactions ...      --                     0.28 (2)
                                                                        -------               -------
Total from investment operations ..................................       0.02                  0.22
                                                                        -------               -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................................      --                    --
Net realized gain on investments ..................................      --                    --
Paid-in capital in excess of par ..................................      --                    --
                                                                        -------               -------
Total dividends and distributions to shareholders .................      --                    --
                                                                        -------               -------
CAPITAL SHARE TRANSACTIONS:
Anti-dilutive effect of shares repurchased ........................       0.36                  0.03
Dilutive effect of rights offering ................................      --                    --
                                                                        -------               -------
Net asset value, end of period ....................................     $13.97                $13.59
                                                                        -------               -------
                                                                        -------               -------
Market value, end of period .......................................    $11.250                $11.875
Total Investment Return (5) (6) ...................................      (5.3)%                   5.6%
RATIOS / SUPPLEMENTAL DATA:
Net assets, end of period ( 000) ..................................    $71,973                $78,723
Ratios of expenses to average net assets (7) ......................       2.22%(8)               2.28%(8)
Ratios of net investment income (loss) to average net assets ......       0.25%(8)              (1.37)%(8)
Portfolio Turnover ................................................         81%                    18%

                                                                                 YEAR ENDED AUGUST 31,
                                                                    ------------------------------------------------

                                                                       1999        1998         1997         1996
                                                                    ------------------------------------------------
Net asset value, beginning of period ..............................   $11.93      $16.05      $17.23       $13.13
                                                                     -------      --------    -------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss). .....................................     0.25        0.10       (0.14)       (0.07)
Net realized and unrealized gain (loss) on investments, forward
   foreign currency contracts and foreign currency transactions ...     2.16       (4.08)      (0.54)        5.35
                                                                     -------      --------    -------    ---------
Total from investment operations ..................................     2.41       (3.98)      (0.68)        5.28
                                                                     -------      --------    -------    ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................................    (0.23)      (0.07)      --           (0.25)
Net realized gain on investments ..................................    (0.67)      (0.07)      (0.50)       --
Paid-in capital in excess of par ..................................    (0.10)      --          --           --
                                                                     -------      --------    -------    ---------
Total dividends and distributions to shareholders .................    (1.00)      (0.14)      (0.50)       (0.25)
                                                                     -------      --------    -------    ---------
CAPITAL SHARE TRANSACTIONS:
Anti-dilutive effect of shares repurchased ........................    --          --          --           --
Dilutive effect of rights offering ................................    --          --          --           (0.93)
                                                                     -------      --------    -------    ---------
Net asset value, end of period ....................................   $13.34      $11.93      $16.05       $17.23
                                                                     -------      --------    -------    ---------
                                                                     -------      --------    -------    ---------
Market value, end of period .......................................   $11.25       $8.0625    $13.625      $14.75
Total Investment Return (5) (6) ...................................     51.3%     (40.1)%      (4.5)%        32.2%
RATIOS / SUPPLEMENTAL DATA:
Net assets, end of period ( 000) ..................................  $78,423      $70,127     $94,322    $101,274
Ratios of expenses to average net assets (7) ......................     2.19%        2.09%       2.09%       2.14%
Ratios of net investment income (loss) to average net assets ......      1.94%       0.65%      (0.87)%     (0.51)%
Portfolio Turnover ................................................       73%          73%         56%         42%



                                                                         FOR THE PERIOD
                                                                     SEPTEMBER 30,  1994 (3)
                                                                       TO AUGUST 31, 1995
                                                                     ----------------------
Net asset value, beginning of period ..............................           $13.77(4)
                                                                             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss). .....................................             0.29
Net realized and unrealized gain (loss) on investments, forward
   foreign currency contracts and foreign currency transactions ...            (0.83)
                                                                             --------
Total from investment operations ..................................            (0.54)
                                                                             --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................................            (0.10)
Net realized gain on investments ..................................            --
Paid-in capital in excess of par ..................................            --
                                                                             --------
Total dividends and distributions to shareholders .................            (0.10)
                                                                             --------
CAPITAL SHARE TRANSACTIONS:
Anti-dilutive effect of shares repurchased ........................            --
Dilutive effect of rights offering ................................            --
                                                                             --------
Net asset value, end of period ....................................           $13.13
                                                                             --------
                                                                             --------
Market value, end of period .......................................          $12.125
Total Investment Return (5) (6) ...................................            (12.8)%
RATIOS / SUPPLEMENTAL DATA:
Net assets, end of period (000) ...................................          $57,880
Ratios of expenses to average net assets (7) ......................             2.39%(8)
Ratios of net investment income (loss) to average net assets ......             2.41%(8)
Portfolio Turnover ................................................               20%


(1) In December 1999, the Board of Directors changed the Fund's fiscal year-end from August to December.
(2) Based on average shares outstanding.
(3) Commencement of operations.
(4) Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.25 per share.
(5) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended August 31, 1995, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(6) Total return for a period of less than one year is not annualized.
(7) For fiscal years ended after September 1, 1995, ratios inclusive of expenses offset by earnings credit from custodian bank. (See Note 1g in Notes to Financial Statements).
(8) Annualized

See Accompanying Notes to Financial Statements
10 & 11

CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                          JUNE 30, 2000
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Central European Value Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1994 and commenced operations on September 30, 1994. At the meeting of stockholders held on June 27, 2000, the stockholders approved a proposal to change the name of the Fund to Cornerstone Strategic Return Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On December 15, 1999, the Board of Directors changed the fiscal year end of the Fund from August 31 to December 31 of each year commencing with December 31, 1999.

At the meeting of stockholders held on June 27, 2000, the stockholders approved a proposal to change the investment objective of the Fund to seek long-term capital appreciation by investing in securities of U.S. and non-U.S. issuers. In addition, the stockholders approved a proposal to change the Fund's investment strategies and fundamental investment policies to allow the Fund to invest at least 65% of its total assets, under normal market conditions, in securities of U.S. issuers. The remaining 35% of its total assets may be invested in non-U.S. issuers.

Prior to June 27, 2000, the Fund invested at least 65% of its total assets, under normal market conditions, in the securities of Central European issuers. In addition, the Fund was permitted to invest up to 35% of its total assets in Eastern European issuers. The Fund's Board of Directors had approved investment in the following Central European countries: Austria, Croatia, Czech Republic, Estonia, Hungary, Poland, Romania, Slovakia and Slovenia.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(A) VALUATION OF INVESTMENTS

All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or if there are no such sales, at the mean between the last current bid and asked prices. If there was no sales price on such date and only bid quotations are available, securities are valued at the last quoted bid price.

Securities for which sales prices and bid and asked quotations are not available may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, or by amortizing their value on the 61st day prior to maturity if the term to maturity from the date of purchase exceeds 60 days. Securities for which market values are not readily ascertainable (aggregating $338,450 or 0.5% of net assets at June 30, 2000) are carried at fair value as determined by or under the supervision of the Board of Directors.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded on the trade date. Realized gains and losses on investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)              JUNE 30, 2000
================================================================================

(C) TAX STATUS

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986 as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any during each calendar year the Fund intends not to be subject to U.S. federal excise tax.

In accordance with U.S. Treasury regulations, at December 31, 1999, the Fund elected to defer realized capital and foreign currency losses arising after October 31, 1999 of $173,853 and $465,252 respectively. Such losses are treated for tax purposes as arising on January 1, 2000.

At December 31, 1999, the Fund had a capital loss carryforward of $982,499 available as a reduction, to the extent provided in the regulations, of any future capital gains realized through fiscal year 2007. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The Fund believes that dividend and interest income from its investments in foreign issuers is subject to the applicable withholding tax rates, which currently are up to 25% and that capital gains on the sale of securities of companies domiciled in such countries are not generally subject to taxation in such countries. Certain of these rates are based upon applicable treaties between the United States and such countries. Based upon current circumstances, the Fund believes it is generally entitled to the benefits of the treaties between the United States and the respective countries and accordingly recognizes withholding taxes based upon the applicable treaty rates. However, there is no history of regulatory or legal interpretation of the treaties with certain countries and there can be no assurance that the benefits of the treaties with such countries will be available to the Fund.

(D) FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) the market value of investments, and other assets and liabilities denominated in foreign currency are translated at the closing rates of exchange on the valuation date; and (ii) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for federal income tax reporting purposes.

Net realized loss on foreign currency transactions of $729,800 represents foreign currency gains and losses from sales and maturities of debt securities, transactions in foreign currency, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U. S. dollar equivalent of the amounts actually received or paid.

CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)              JUNE 30, 2000
================================================================================


(D) FOREIGN CURRENCY TRANSLATION (CONTINUED)

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(E) FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward foreign currency contracts ("FX contracts") to hedge its currency exposure. An FX contract is an agreement between two parties to buy or sell a currency at a set price on a future date. The market value of an FX contract fluctuates with changes in forward currency exchange rates. FX contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When an FX contract is closed, the Fund records a realized gain or loss on foreign currency related transactions. In addition, unrealized gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and may be treated as ordinary income for such purposes. FX contracts may involve risks in excess of the unrealized gain or loss that would be reflected in the Fund's Statement of Assets and Liabilities (e.g. the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar). On June 30, 2000, the Fund had no open FX contracts.

(F) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital in excess of par.

During the period ended December 31, 1999, the Fund reclassified $658,610 from accumulated net investment loss to paid-in capital in excess of par as a result of permanent book/tax differences relating to a net operating loss for the period ended December 31, 1999.

Net assets were not affected by the reclassification.

(G) EXPENSE OFFSET

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)              JUNE 30, 2000
================================================================================


2. INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

At its meeting held on March 21, 2000, the Fund's Board of Directors approved an investment advisory agreement with Clemente Capital, Inc. ("Clemente") appointing Clemente as the Fund's investment adviser (the "Investment Adviser") which was approved by the stockholders of the Fund at the stockholders meeting held on June 27, 2000. On March 21, 2000, the Fund's Board of Directors also accepted the resignation of and terminated effective April 1, 2000, the investment management agreement with PIMCO Advisors. L.P. ("PIMCO"), the Fund's former investment manager and administrator, and the investment advisory agreement with OpCap Advisors ("OpCap"), a subsidiary of PIMCO and the Fund's former investment adviser. On September 20, 1999, the Board of Directors of the Fund approved the assignment of the investment management agreement between the Fund and Value Advisors LLC, a subsidiary of PIMCO, to PIMCO.

The Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investments objectives and policies. For its services, the Fund pays the Investment Adviser a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets. Prior to April 1, 2000, PIMCO supervised the Fund's investment program and OpCap was responsible for the day-to-day management of the Fund's portfolio. For its services, PIMCO received a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets and OpCap received from PIMCO a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets. During the period ended June 30, 2000, Clemente received from the Fund $193,400 in investment advisory fees, PIMCO received from the Fund $217,952 in investment management fees and OpCap received from PIMCO $108,976 in investment advisory fees.

Effective April 1, 2000, PFPC, Inc. ("PFPC"), serves as the Fund's administrator (the "Administrator") and receives a monthly fee at an annual rate of 0.15% of the Fund's average weekly net assets up to $100 million; 0.08% of average weekly net assets for the next $200 million, and 0.06% of average weekly net assets in excess $300 million, subject to a minimum annual fee of $97,500. Prior to April 1, 2000, PIMCO served as the Fund's administrator and received a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. Prior to April 1, 2000, PFPC served as the Fund's sub-administrator. During the period ended June 30, 2000, PIMCO received $43,950 in administration fees.

3. INVESTMENTS IN SECURITIES

Purchases and sales of securities other than short-term debt securities aggregated $54,981,090 and $70,491,614, respectively, for the period ended June 30, 2000.

4. SHARE REPURCHASE PROGRAM

On October 19, 1999, the Fund announced that it will repurchase its shares of capital stock on a continuous basis whenever the Fund's shares are trading at more than a nominal discount to net asset value. During the period ended June 30, 2000, the Fund purchased 642,060 shares of capital stock on the open market at a total cost of $6,756,860. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 22.34%. During the period ended December 31, 1999, the Fund purchased 85,700 shares of capital stock on the open market at a total cost of $853,822. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 18.20%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws. The shares purchased are held in treasury. Subsequent to June 30, 2000, the Fund made additional purchases aggregating 105,751 shares of capital stock in the open market at a total cost of $1,103,989. The weighted average discount of these purchases was 24.86%.

CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED) (UNAUDITED)              JUNE 30, 2000
================================================================================


5. CAPITAL STOCK

Transactions in shares of common stock were as follows:

                                                    For the Six          For the Period         For the Year
                                                   Months Ended       September 1, 1999 to        Ending
                                                   June 30, 2000        December 31, 1999     August 31, 1999
                                                  --------------      --------------------    ---------------
    Shares outstanding, beginning of period ....    5,792,347              5,878,047             5,878,047
    Shares repurchased .........................     (642,060)               (85,700)                   --
                                                    ---------              ---------             ---------
    Shares outstanding, end of period ..........    5,150,287              5,792,347             5,878,047
                                                    ---------              ---------             ---------
                                                    ---------              ---------             ---------


6. CONCENTRATION OF RISK

Certain foreign securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, purchases and sales of securities by the Fund involve special risks and considerations not present with respect to U.S. securities markets.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets, the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or be in the developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

CORNERSTONE STRATEGIC RETURN FUND, INC.
RESULTS OF THE ANNUAL SHAREHOLDERS MEETING                         JUNE 30, 2000
================================================================================

The Fund's annual meeting of Stockholders was held on June 27, 2000. The following tables provide information concerning the matters voted on at the meeting:

I.  ELECTION OF DIRECTORS
      NOMINEE                VOTES FOR    VOTES ABSTAINED    TOTAL VOTING SHARES
      -------                ---------    ---------------    -------------------
      William A. Clark       4,930,410    280,896            5,211,305
      Andrew Strauss         4,945,108    266,198            5,211,305

At June 30, 2000, in addition to William A. Clark and Andrew Strauss, the other directors of the Fund were as follows:
      Gary A. Bentz                                    Scott B. Rogers
      Ralph W. Bradshaw                                Glenn W. Wilcox, Sr.
      Edwin Meese III

II. CONSIDERATION OF THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND CLEMENTE CAPITAL, INC.

      VOTES FOR         VOTES AGAINST    VOTES ABSTAINED     TOTAL VOTING SHARES
      -------           ---------        ---------------     -------------------
      4,871,445         300,957          38,904              5,211,305

III. MODIFICATION OF THE FUND'S FUNDAMENTAL POLICIES TO BROADEN THE SCOPE OF THE FUND'S INVESTMENT STRATEGY.

      VOTES FOR         VOTES AGAINST     VOTES ABSTAINED    TOTAL VOTING SHARES
      -------           ---------         ---------------    -------------------
      3,089,347         483,045           25,762             5,211,305 *

* INCLUDES 1,613,151 BROKER NON VOTES

IV. APPROVAL OF AND AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE FUND TO "THE CORNERSTONE STRATEGIC RETURN FUND, INC."

    VOTES FOR         VOTES AGAINST      VOTES ABSTAINED     TOTAL VOTING SHARES
    -------           ---------          ---------------     -------------------
    4,704,206         483,439            23,660              5,211,305

V. RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND.

   VOTES FOR         VOTES AGAINST     VOTES ABSTAINED       TOTAL VOTING SHARES
   -------           ---------         ---------------       -------------------
   5,039,040         140,254           32,012                5,211,305

CORNERSTONE STRATEGIC RETURN FUND, INC.
RESULTS OF THE SPECIAL SHAREHOLDERS MEETING                        JUNE 30, 2000
================================================================================

The Fund's special meeting of Stockholders was held on February 24, 2000. The following tables provide information concerning the matters voted on at the meeting:

I. PROPOSAL TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN PIMCO ADVISORS L.P. AND THE FUND.

    VOTES FOR     VOTES AGAINST       VOTES ABSTAINED       TOTAL VOTING SHARES
    ---------     -------------       ---------------       -------------------
    4,996,974     114,460             23,508                5,134,943

II. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT AMONG PIMCO ADVISORS L.P., OPCAP ADVISORS AND THE FUND.

     VOTES FOR    VOTES AGAINST       VOTES ABSTAINED       TOTAL VOTING SHARES
     ---------    -------------       ---------------       -------------------
     5,001,011    113,686             20,245                5,134,943

III. ELECTION OF DIRECTORS

     NOMINEE              VOTES FOR      VOTES ABSTAINED    TOTAL VOTING SHARES
     -------              ---------      ---------------    -------------------
     Edwin Meese III     4,965,378      169,565            5,134,943
     Scott B. Rogers      4,966,514      168,429            5,134,943

At June 30, 2000, in addition to Edwin Meese III and Scott B. Rogers, the other directors of the Fund were as follows:
     Gary A. Bentz                                    Andrew Strauss
     Ralph W. Bradshaw                                Glenn W. Wilcox, Sr.
     William A. Clark

================================================================================

DIRECTORS AND OFFICERS
   RALPH W. BRADSHAW, CHAIRMAN & DIRECTOR
   LEOPOLDO M. CLEMENTE, JR., PRESIDENT
   GARY A. BENTZ, DIRECTOR & TREASURER
   WILLIAM CLARK, DIRECTOR & SECRETARY
   EDWIN MEESE III, DIRECTOR
   SCOTT B. ROGERS, DIRECTOR
   ANDREW W. STRAUSS, DIRECTOR
   GLENN W. WILCOX, SR., DIRECTOR
   MARIA DISTEFANO, ASSISTANT SECRETARY

--------------------------------------------------------------------------------

EXECUTIVE OFFICES --
  152 W. 57th Street, New York, Ny 10019 (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com. For shareholder inquiries, please call 1-800-937-5449)

INVESTMENT ADVISERS --
  Clemente Capital, Inc.

ADMINISTRATOR -- PFPC Inc.

TRANSFER AGENT AND REGISTRAR --
  Equiserve L.P.

CUSTODIAN --
  State Street Bank and Trust Company

LEGAL COUNSEL --
  Spitzer & Feldman P.C.

INDEPENDENT ACCOUNTANTS --
  PricewaterhouseCoopers LLP